Exhibit 10(b)

CONSENT OF SIDLEY AUSTIN BROWN & WOOD LLP

We hereby consent to the reference to our firm included in Part A and Part B of the Registration Statement on Form N-1A of Master Large Cap Series Trust.

/s/ Sidley Austin Brown & Wood LLP

New York, New York January 30, 2002